UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-9353

Seligman New Technologies Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

To The Stockholders	1
Portfolio Overview	2
Portfolio of Investments	3
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Statement of Cash Flows	9
Notes to Financial Statements	10
Financial Highlights	17
Board of Directors and Executive Officers	18
Additional Fund Information	19

Your mid-year report for Seligman New Technologies Fund, Inc. follows this letter. The report contains the Fund’s portfolio of investments and financial statements as of June 30, 2007.

As discussed in the annual report dated December 31, 2006, the Fund signed letters of intent agreeing to sell its restricted securities. The Fund has subsequently closed sales of a significant number of its portfolio holdings, and on August 10, 2007, in accordance with the Fund’s Plan of Complete Liquidation and Dissolution, a distribution of approximately $25.8 million — representing $1.75 per share — was made to stockholders of the Fund. The distribution, which includes proceeds from the sales, was made on a pro rata basis in accordance with each stockholder’s interest in the Fund. The liquidation of the Fund is now expected to be completed over a significantly shorter time frame, which will save an estimated $2.8 million in accrued operating expenses. Further, effective July 1, 2007, the management fee has been reduced to 0.41% to reflect the limited cash investment and management services to be performed until final distribution payments are made to stockholders.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 17, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries To: P.O. Box 9759 Providence, RI 02940-9759
Important Telephone Numbers
(800) 221-2450  Stockholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States
(800) 622-4597  24-Hour Automated Telephone
                           Access Service

Portfolio Overview  (liquidation basis)

Diversification of Net Assets

June 30, 2007

				Percent of Net Assets
	Issues	Cost	Value	June 30, 2007	December 31, 2006
Convertible Preferred Stocks:
Communications Equipment	2	$6,327,009	—	—	—
Health Care Equipment and Supplies	—	—	—	—	0.7
Internet Software and Services	4	17,265,327	$2,993,034	9.1	24.7
IT Services	—	—	—	—	13.1
Systems Software	1	4,203,479	—	—	—
Wireless Telecommunication Services	1	1,875,631	—	—	—
Total Convertible Preferred Stocks	8	29,671,446	2,993,034	9.1	38.5
Limited Partnerships:
Multi-Sector Holdings	1	458,087	56,070	0.2	36.0
Common Stocks:
Communications Equipment	1	625,811	—	—	—
Computers and Peripherals	1	185,553	8,938	—	0.6
Internet Software and Services	2	4,195,221	15,925	0.1	0.1
IT Services	1	24,849	648	—	3.6
Multi-Sector Holdings	1	306,494	194	—	—
Systems Software	2	6,355,221	—	—	4.6
Total Common Stocks	8	11,693,149	25,705	0.1	8.9
Short-Term Holdings and Other Assets Less Liabilities	16	32,022,248	29,602,290	90.6	16.6
Net Assets	33	$73,844,930	$32,677,099	100.0	100.0

Portfolio of Investments  (liquidation basis) (unaudited)
June 30, 2007

	Shares or Partnership Interest		Acquisition Date*	Cost*	Value
Restricted Securities# 9.4%
Convertible Preferred Stocks 9.1%
Communications Equipment 0.0%
Geographic Network Affiliates International (Series A)Ø	63,200	shs.	12/29/99	$6,327,009	—
Geographic Network Affiliates International (Series B)	316,000		12/5/01	—	—
					—
Internet Software and Services 9.1%
NeoPlanet (Series C)Ø	1,344,302		2/18/00	6,319,998	—
The Petroleum Place (Series C)	68,505		3/7/00	4,050,016	$2,578,497
Techies.com (Series C)	743,529		1/27/00	6,320,139	—
UGO Networks (Series II)	290,162		1/3/01	575,174	414,537
					2,993,034
Systems Software 0.0%
FlashPoint Technology (Series E)Ø	1,037,037		9/10/99	4,203,479	—
Wireless Telecommunication Services 0.0%
fusionOne (Series D)	345,420		9/13/00 to 10/11/00	1,875,631	—
Total Convertible Preferred Stocks (Cost $29,671,446)					2,993,034

Limited Partnerships 0.2% (Cost $458,087)
Multi-Sector Holdings 0.2%
Compass Venture Partners	$449,999		11/22/99 to 2/21/02	458,087	56,070

Common Stocks 0.1%
Communications Equipment 0.0%
WaveSplitter Technologies	7,322	shs.	9/22/00	625,811	—
Computers and Peripherals 0.0%
VillageEDOCS	175,249		4/3/00 to 5/24/01	185,553	8,938
Internet Software and Services 0.1%
UGO Networks	44,350		11/12/99	3,162,334	15,925
Workstream	8,326		3/23/00	1,032,887	—
					15,925
IT Services 0.0%
Axentis	67,828		6/23/00	24,849	648

See footnotes on page 5.

Portfolio of Investments  (liquidation basis) (unaudited)
June 30, 2007

	Shares or Principal Amount		Acquisition Date*	Cost*	Value
Multi-Sector Holdings 0.0%
Tower Gate (Series E)	202,053	shs.	7/26/00	$306,494	$194
Systems Software 0.0%
Entegrity Solutions	59,413		2/16/00 to 4/25/02	3,195,221	—
Enterworks	52,667		12/30/99	3,160,000	—
					—
Total Common Stocks (Cost $11,693,149)					25,705
Restricted Short-Term Holdings 0.0%
Convertible Promissory Notes 0.0%
Geographic Network Affiliates International 9%, payable on demand	$1,011,200	†	12/5/01 to 3/12/02	1,011,748	—
Techies.com:
9%, 2/20/2008	210,666		2/22/01	210,666	—
9%, payable on demand	771,976		6/7/00	771,976	—
9%, payable on demand	421,333		2/22/01	425,568	—
Total Restricted Short-Term Holdings (Cost $2,419,958)					—
Total Restricted Securities (Cost $44,242,640)					3,074,809
Unrestricted Short-Term Holdings 90.1%
Government Agency Securities 52.0%
Fannie Mae* 5.124%, 7/3/2007	2,000,000				1,999,431
Federal Home Loan Bank:*
5.039%, 7/5/2007	5,000,000				4,997,206
5.173%, 7/6/2007	5,000,000				4,996,465
Freddie Mac* 5.205%, 7/9/2007	5,000,000				4,994,311
					16,987,413
Fixed Time Deposits 34.9%
Bank of Montreal, Toronto 5.20%, 7/3/2007	1,630,000				1,630,000
Bank of Nova Scotia, Toronto 5.20%, 7/3/2007	1,630,000				1,630,000
BNP Paribas, Grand Cayman 5.32%, 7/3/2007	1,630,000				1,630,000
Citibank, Nassau 5.22%, 7/2/2007	1,630,000				1,630,000
Dexia Credit Local, Grand Cayman, 5.188%, 7/2/2007	1,630,000				1,630,000
Rabobank Nederland, Grand Cayman 5.25%, 7/3/2007	1,630,000				1,630,000
Royal Bank of Scotland Group, London 5.30%, 7/3/2007	1,630,000				1,630,000
					11,410,000

See footnotes on page 5.

Portfolio of Investments  (liquidation basis) (unaudited)
June 30, 2007

	Principal Amount	Value
Repurchase Agreement 3.2%
State Street Bank 4.65%, dated 6/29/2007, maturing 7/2/2007, in the amount of $1,034,401 collateralized by: $1,080,000 US Treasury Notes 4.375%, 9/17/2010, with a fair market value of $1,066,219	$1,034,000	$1,034,000
Total Unrestricted Short-Term Holdings (Cost $29,431,413)		29,431,413
Total Investments (Cost $73,674,053) 99.5%		32,506,222
Other Assets Less Liabilities 0.5%		170,877
Net Assets 100.0%		$32,677,099

#	Restricted securities listed are non-income producing, unless otherwise indicated, and were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has generally agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. The Fund typically will bear costs in connection with the disposition of these investments including those involved in registration under the Securities Act of 1933, but under certain limited circumstances, such cost could be borne by the issuer. These investments are valued at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.
Ø	Affiliated issuer (Fund’s holding representing 5% or more of the outstanding voting securities).
‡	Income-producing security.
†	Warrants attached.
*	Securities issued by these agencies are neither guaranteed nor issued by the US Government.

See Notes to Financial Statements.

Statement of Assets and Liabilities
(liquidation basis) (unaudited)
June 30, 2007

Assets:
Investments, at value:
Convertible preferred stocks* (cost $29,671,446)	$2,993,034
Limited partnerships (cost $458,087)	56,070
Common stocks* (cost $11,693,149)	25,705
Short-term holdings (cost $31,851,371)	29,431,413
Total Investments (cost $73,674,053)	30,506,222
Cash	530
Receivable from sales of investments held in escrow	466,552
Expenses prepaid to stockholder service agent	8,115
Interest receivable	5,953
Other	1,119
Total Assets	32,988,491

Liabilities:
Accrued liquidation period expenses (Note 1)	311,392
Net Assets	$32,677,099

Composition of Net Assets:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized; 14,744,393 shares outstanding):	$147,444
Additional paid-in capital	509,640,228
Undistributed net investment income	3,180,074
Accumulated net realized loss	(439,122,816)
Net unrealized depreciation of investments	(41,167,831)
Net Assets	$32,677,099

Net Asset Value per Share	$2.22

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $16,850,486 and a value of $0.

See Notes to Financial Statements.

Statement of Operations  (liquidation basis) (unaudited)
For the Six Months Ended June 30, 2007

Interest Income:	$330,743
Expenses:
Decrease in estimated liquidation period expenses	(2,849,331)
Net Investment Income	3,180,074

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments*	(19,492,296)
Net change in unrealized depreciation of investments	19,439,833
Net Loss on Investments	(52,463)
Increase in Net Assets from Operations	$3,127,611

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with net realized loss of $12,154,332.

See Notes to Financial Statements.

Statements of Changes in Net Assets
(liquidation basis) (unaudited)

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment income	$3,180,074	$675,659
Net realized loss on investments	(19,492,296)	(22,078,147)
Net change in unrealized depreciation of investments	19,439,833	24,238,292
Increase (Decrease) in Net Assets from Operations	3,127,611	2,835,804

Distributions to Stockholders:
Return of capital (per share: $0.20)	—	(2,949,550)
Decrease in Net Assets from Distributions	—	(2,949,550)
Increase (Decrease) in Net Assets	3,127,611	(113,746)

Net Assets:
Beginning of period	29,549,488	29,663,234
End of Period (includes undistributed net investment income of $3,180,074 and $0, respectively)	$32,677,099	$29,549,488

See Notes to Financial Statements.

Statement of Cash Flows  (liquidation basis) (unaudited)
For the Six Months Ended June 30, 2007

Cash Flows From Operating Activities:
Increase in net assets from operations	$3,127,611
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Cost of purchases of investment securities	(125,951)
Proceeds from disposition of investment securities	22,088,264
Purchases of short-term investment securities, net	(21,733,413)
Increase in interest and dividend receivable	(2,298)
Decrease in other assets	3,863
Decrease in accrued liquidation period expenses and other liabilities	(3,410,539)
Net realized loss on investments	19,492,296
Net change in unrealized depreciation of investments	(19,439,833)
Net Cash Provided by Operating Activities	—
Cash balance at beginning of period	530
Cash Balance at End of Period	$530

See Notes to Financial Statements.

Notes to Financial Statements
(liquidation basis) (unaudited)

1.	Liquidation — On February 25, 2004, the stockholders of Seligman New Technologies Fund, Inc. (the “Fund”) approved two proposals: (i) a plan of complete liquidation and dissolution of the Fund (the “Plan”); and (ii) the elimination of the Fund’s fundamental investment policy of making quarterly repurchase offers for its common stock. As a result, the last quarterly share repurchase offer was completed on January 9, 2004.

In accordance with the Plan, J. & W. Seligman & Co. Incorporated (the “Manager”) will continue to oversee the assets of the Fund and has the authority to sell or otherwise dispose of the Fund’s assets in such a manner as the Manager deems advisable. The Manager will effect the orderly liquidation of the Fund over such time as it determines, in its sole discretion, is appropriate to maximize the value of the Fund’s portfolio. Shortly following the approval of the Plan, the Manager sold most of the Fund’s publicly-traded securities.

Under the Plan, the Manager may make additional investments only in (a) short-term liquid securities for cash management purposes; (b) limited partnership interests as required by the Fund’s outstanding contractual commitments to limited partnerships; and (c) companies the securities of which are at the time held in the Fund’s portfolio (“Follow-on Investments”), but only if the Manager determines (i) that the securities of that company may not at that time be sold or may be sold only at a disadvantageous price and (ii) that making such additional investment is necessary or advisable to protect the Fund from dilution or other reduction in value, and in any case only to the extent that the Fund has, at that time, sufficient liquid assets with which to make such additional investment.

From the proceeds of the liquidation of assets, the Fund may retain or set aside in a reserve amounts necessary (i) to discharge any unpaid liabilities on the Fund’s books after all remaining assets have been liquidated or written off and (ii) to pay or otherwise provide for such contingent or unascertained liabilities as the Fund shall reasonably deem to exist. The Fund also intends to reserve sufficient liquid assets to pay Liquidation Period Expenses (as defined below) and any other operating expenses.

During the six months ended June 30, 2007, the Fund executed definitive purchase and sale agreements (the “Agreements”) to sell substantially all of its remaining investments that the Fund had made directly in company shares, notes or warrants which are not publicly traded or are otherwise subject to trading restrictions (“Direct Investments”), as well as those made directly in limited partnerships (“LP Interests”). At June 30, 2007, most of the sales have closed, with only two Direct Investments and one LP Interest (with a total value of approximately $487,000) remaining to be transferred as of August 10, 2007. These remaining sale transactions are subject to closing conditions, including obtaining any necessary third-party consents and approvals and satisfaction of issuer-specific sale conditions. The Fund cannot provide any assurances that a sale or sales of these remaining investments will occur or, if any such sale or sales do occur, as to the final amount of the net proceeds to the Fund.

One Direct Investment is not being transferred pursuant to the Agreements. In addition to this one Direct Investment, the Fund also owns rights to certain escrow accounts established in connection with the sale or liquidation of portfolio companies whose shares were previously held by the Fund. These escrow accounts are established by the acquirors of the portfolio companies to cover any potential liabilities that may arise and are paid, if at all, over a period of years. The Manager is evaluating the Fund’s options with respect to this one remaining Direct Investment and the escrow accounts.

The Fund made liquidation distributions to stockholders from the proceeds of the liquidation of various assets on August 4, 2004, February 23, 2005, August 16, 2005, and December 7, 2006. On July 19, 2007, the Board of Directors (the “Board”) of the Fund approved a distribution to stockholders of approximately $25.8 million, or $1.75 per share, that was paid on August 10, 2007.

As a result of the approval of the proposals described above, the Fund changed its basis of accounting from the going concern basis to the liquidation basis effective February 25, 2004. Accordingly, on that date, the

Notes to Financial Statements
(liquidation basis) (unaudited)

Fund accrued as a liability an estimate of operating expenses expected to be incurred during the liquidation period (“Liquidation Period Expenses”). This accrual was a non-cash charge that reduced the Fund’s net asset value. As a non-cash charge, the Fund’s available cash was not affected. The Fund’s estimate of Liquidation Period Expenses at February 25, 2004 was equal to approximately $7,700,000, or approximately $0.52 per share, based on 14,744,393 shares outstanding after the January 9, 2004 repurchase. This estimate was based, in part, on the Manager’s best estimate of when the value of certain holdings will be realized and cash distributed to stockholders. The accrued liability is adjusted from time to time based on changes in the Fund’s actual net assets, changes in expectations of the timing of future distributions and actual expenses incurred. Because, upon execution of the Agreements, complete liquidation was anticipated over a substantially shorter time frame, the estimated remaining Liquidation Period Expenses were substantially reduced by approximately $2.8 million, causing the Fund’s net asset value to increase by such amount.

For the six months ended June 30, 2007, actual expenses incurred aggregated $525,517. At June 30, 2007, the balance of estimated Liquidation Period Expenses was $311,392.

The decrease in the balance of estimated Liquidation Period Expenses for the six months ended June 30, 2007 resulted from the following:

Balance at December 31, 2006		$3,721,931
Decrease in estimated liquidation period expenses		(2,849,331)
Expenses paid:
Management fee	$(194,032)
Stockholder account services	(178,514)
Stockholder servicing fee	(62,853)
Other expenses	(125,809)
Total expenses paid		(561,208)
Balance at June 30, 2007		$311,392

The Manager has undertaken to reduce its management fee from February 26, 2004 until the liquidation of the Fund is completed, subject to annual renewal by the Fund’s Board. The reduced fee rate was 1.50% per annum of the Fund’s average daily net assets for the period February 26, 2004 through December 31, 2005; and 1.25% per annum of the Fund’s average daily net assets for the period January 1, 2006 through June 30, 2007. Effective July 1, 2007, the Manager reduced the management fee rate to 0.41% per annum of the Fund’s average daily net assets.

2.	Significant Accounting Policies — The financial statements of the Fund for the six months ended June 30, 2007 have been prepared on a liquidation basis of accounting in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters,

Notes to Financial Statements
(liquidation basis) (unaudited)

acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

The Fund owns securities of privately-owned technology companies. These are referred to as venture capital companies. There can be no assurances that any of the venture capital companies in which the Fund is invested will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

Venture capital investments are valued at fair value, which is cost unless the Manager determines, pursuant to the Fund’s valuation procedures, that such a valuation no longer reflects fair value. Examples of cases where cost (or a previously determined value) may no longer be appropriate include sales of similar securities of the company to the Fund or to third parties at different prices or terms, if a company is acquired by another company, if a company in which the Fund invests undertakes an initial public offering, if a firm offer is received to acquire the Fund’s securities (each, a market clearing event), or if the company’s operating results vary from projected results. In such situations, the Fund’s investment is revalued in a manner that the Manager, following procedures approved by the Board, determines best reflects its fair value. In the case of a market-clearing event, the investment is valued based on the terms and conditions of the event. In the absence of a market clearing event, the valuation is determined using one of several methods including a discounted cash flow, discounted earnings or comparable revenues model using assumptions set by the Manager based on the company’s results and/or plans.

The Fund may also hold restricted securities of a class that has been sold to the public. The fair valuation of these restricted securities is often the market value of the publicly-traded shares less a discount to reflect contractual or legal restrictions limiting resale.

At June 30, 2007, market quotations were not readily available for venture capital securities valued at $3,074,809 (9.4% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b.	Receivables Held in Escrow — In certain instances when the Fund sells an investment, a portion of the proceeds is held in escrow by the purchaser and may be subject to claims by various parties for periods that may be as long as two years from the date of sale. The Fund values the amounts held in escrow at its best estimate of the amounts that it will ultimately receive when the claim period expires. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the amounts the Fund may actually receive.

c.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2007.

Notes to Financial Statements
(liquidation basis) (unaudited)

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates, except that securities that are sold in private transactions and are subject to closing conditions, are recorded when the transaction actually is completed. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The Fund removes investments with no value from its portfolio when it is permitted to recognize the loss on such investments for federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

f.	Distributions to Stockholders — Distributions to Stockholders are recorded on ex-dividend date.

3.	Management Fee and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. For the six months ended June 30, 2007, the Manager received a fee, calculated daily and payable monthly, equal to $195,147 or 1.25% per annum of the Fund’s average daily net assets. At June 30, 2007, $33,477 of such fee was payable to the Manager.

For the six months ended June 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $178,514 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2007, the Fund’s potential obligation under the Guaranties is $173,400. As of June 30, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

For the six months ended June 30, 2007, fees paid to directors aggregated $1,338. The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. As of June 30, 2007, no directors of the Fund were participating in the deferred compensation arrangement.

Notes to Financial Statements
(liquidation basis) (unaudited)

4.	Stockholder Servicing Fee — Brokers or dealers that sold shares of the Fund or that maintain accounts for stockholders can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets attributable to Fund shares owned by customers of the particular broker or dealer for providing personal services and/or the maintenance of stockholder accounts. For the six months ended June 30, 2007, such fees aggregated $63,310 or 0.41% per annum of the Fund’s average daily net assets.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2007 amounted to $125,951 and $21,636,202, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2007, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2007, the cost of investments for federal income tax purposes was $73,591,737. The tax basis cost was lower than the cost for financial reporting purposes primarily due to the realization for tax purposes of unrealized losses on investments in limited partnerships of $82,316.

At June 30, 2007, the tax components of accumulated earnings (losses) were as follows:

Gross unrealized appreciation of portfolio securities	—
Gross unrealized depreciation of portfolio securities	$(41,085,515)
Net unrealized depreciation of portfolio securities	(41,085,515)
Capital loss carryforward	(408,246,834)
Current period net realized loss	(30,958,298)
Total accumulated losses	$(480,290,647)

For the year ended December 31, 2006, the tax characterization of distributions paid to stockholders was the same as for financial reporting purposes.

At December 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $408,246,834, which is available for offset against future taxable net capital gains, with $80,213,867 expiring in 2009, $228,054,836 expiring in 2010, $31,614,312 expiring in 2011, $15,706,899 expiring in 2012, $27,342,153 expiring in 2013 and with $25,314,767 expiring in 2014. The amount was determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Notes to Financial Statements
(liquidation basis) (unaudited)

7.	Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of affiliated issuers during the six months ended June 30, 2007, is as follows:

				Value
Affiliated Issuer	Purchases at Cost	Sales Proceeds	Dividend Income	6/30/07	12/31/06
Access Data (Class A) (common stock)	—	$670	—	—	$1,053,000
Conventor (common stock)	—	1	—	—	—
FlashPoint Technology (Series E)	—	—	—	—	—
Geographic Network Affiliates International (Series A)	—	—	—	—	—
NeoPlanet (Series C)	—	—	—	—	—
Sensable Technologies (common stock)	—	—	—	—	—
Total		$671			$1,053,000

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman New Technologies Fund because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman New Technologies Fund.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, Seligman Advisors, Inc. and Seligman Data Corp. (together, “Seligman”).

Notes to Financial Statements
(liquidation basis) (unaudited)

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur. Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights  (unaudited)

The table below is intended to help you understand the Fund’s financial performance for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your capital gain distributions and your return of capital distributions were taken in cash. Total returns do not reflect any taxes or sales charges, and are not annualized for periods of less than one year.

			Year Ended December 31,
	Six Months Ended 6/30/07†		2006†	2005†	2004†		2003	2002
Per Share Data:
Net Asset Value, Beginning of Period	$2.00		$2.01	$3.23	$4.72		$4.83	$12.11
Income (Loss) from Investment Operations:
Net investment income (loss)	0.22	††	0.05	0.08	(0.45	)*	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	—		0.14	(0.55)	(0.74)		0.05	(7.05)
Total from Investment Operations	0.22		0.19	(0.47)	(1.19)		(0.11)	(7.28)
Less Distributions:
Return of capital	—		(0.20)	(0.75)	(0.30)		—	—
Net Increase (Decrease) in Net Asset Value	0.22		(0.01)	(1.22)	(1.49)		(0.11)	(7.28)
Net Asset Value, End of Period	$2.22		$2.00	$2.01	$3.23		$4.72	$4.83
Total Return	11.00%		9.45%	(14.55)%	(25.21	)%**	(2.28)%	(60.12)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$32,677		$29,549	$29,663	$47,557		$73,192	$89,380
Ratio of expenses to average net assets	(9.05	)%††	0.19%	—	12.71	%*	3.69%	3.08%
Ratio of net investment income (loss) to average net assets	11.17	%††	2.09%	2.87%	(10.75	)%*	(3.58)%	(3.04)%
Portfolio turnover rate	0.72%		17.24%	7.27%	17.88%		39.86%	147.87%

†	Liquidation-basis accounting.
††	Expenses are not annualized as they are a one-time adjustment solely to reflect the reversal of previously estimated liquidation period expenses equivalent to $0.19 per share.
*	Including the effect of the remaining balance of estimated liquidation period expenses of $5,960,000, equivalent to $0.40 per share or 9.59% per annum of average daily net assets.
**	Excluding the effect of certain payments received from the Manager in 2004, total return would have been (25.30)%.

Board of Directors

John R. Galvin 1,3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

Frank A. McPherson 2,3

- Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2,3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1,3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2,3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1,3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Chairman, Seligman Data Corp.

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

Richard M. Parower

Vice President

Thomas G. Rose

Vice President

Reema D. Shah

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Lauren Wu

Vice President

Frank J. Nasta

Secretary

18

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. 1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com. 1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. 1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	The website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

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ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN NEW TECHNOLOGIES FUND, INC.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 29, 2007

SELIGMAN NEW TECHNOLOGIES FUND, INC.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.